Derivative Financial Instruments	12 Months Ended
Dec. 31, 2011
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Financial Instruments
NOTE 17 - DERIVATIVE FINANCIAL INSTRUMENTS
The Company enters into various derivative financial instruments, both in a dealer capacity to facilitate client transactions and as an end user as a risk management tool. When derivatives have been entered into with clients, the Company generally manages the risk associated with these derivatives within the framework of its VAR approach that monitors total exposure daily and seeks to manage the exposure on an overall basis. Derivatives are used as a risk management tool to hedge the Company’s balance sheet exposure to changes in identified cash flow and fair value risks, either economically or in accordance with hedge accounting provisions. The Company’s Corporate Treasury function is responsible for employing the various hedge accounting strategies to manage these objectives and all derivative activities are monitored by ALCO. The Company may also enter into derivatives, on a limited basis, in consideration of trading opportunities in the market. Additionally, as a normal part of its operations, the Company enters into IRLCs on mortgage loans that are accounted for as freestanding derivatives and has certain contracts containing embedded derivatives that are carried, in their entirety, at fair value. All freestanding derivatives and any embedded derivatives that the Company bifurcates from the host contracts are carried at fair value in the Consolidated Balance Sheets in trading assets, other assets, trading liabilities, or other liabilities. The associated gains and losses are either recognized in AOCI, net of tax, or within the Consolidated Statements of Income/(Loss) depending upon the use and designation of the derivatives.

Credit and Market Risk Associated with Derivatives
Derivatives expose the Company to credit risk. The Company minimizes the credit risk of derivatives by entering into transactions with high credit-quality counterparties with defined exposure limits that are reviewed periodically by the Company’s Credit Risk Management division. The Company’s derivatives may also be governed by an ISDA, and depending on the nature of the derivative, bilateral collateral agreements are typically in place as well. When the Company has more than one outstanding derivative transaction with a single counterparty and there exists a legally enforceable master netting agreement with that counterparty, the Company considers its exposure to the counterparty to be the net market value of all positions with that counterparty, if such net value is an asset to the Company, and zero, if such net value is a liability to the Company. As of December 31, 2011, net derivative asset positions to which the Company was exposed to risk of its counterparties were $2.4 billion, representing the net of $3.6 billion in net derivative gains, offset by counterparty where formal netting arrangements exist, adjusted for collateral of $1.2 billion that the Company holds in relation to these gain positions. As of December 31, 2010, net derivative asset positions to which the Company was exposed to risk of its counterparties were $1.6 billion, representing the net of $2.8 billion in net derivative gains by counterparty, offset by counterparty where formal netting arrangements exist, adjusted for collateral of $1.2 billion that the Company holds in relation to these gain positions.
Derivatives also expose the Company to market risk. Market risk is the adverse effect that a change in market factors, such as interest rates, currency rates, equity prices, or implied volatility, has on the value of a derivative. The Company manages the market risk associated with its derivatives by establishing and monitoring limits on the types and degree of risk that may be undertaken. The Company continually measures this risk associated with its derivatives designated as trading instruments using a VAR methodology.
Derivative instruments are primarily transacted in the institutional dealer market and priced with observable market assumptions at a mid-market valuation point, with appropriate valuation adjustments for liquidity and credit risk. For purposes of valuation adjustments to its derivative positions, the Company has evaluated liquidity premiums that may be demanded by market participants, as well as the credit risk of its counterparties and its own credit. The Company has considered factors such as the likelihood of default by itself and its counterparties, its net exposures, and remaining maturities in determining the appropriate fair value adjustments to recognize. Generally, the expected loss of each counterparty is estimated using the Company’s proprietary internal risk rating system. The risk rating system utilizes counterparty-specific probabilities of default and LGD estimates to derive the expected loss. For counterparties that are rated by national rating agencies, those ratings are also considered in estimating the credit risk. Additionally, counterparty exposure is evaluated by offsetting positions that are subject to master netting arrangements, as well as considering the amount of marketable collateral securing the position. All counterparties are explicitly approved, as are defined exposure limits. Counterparties are regularly reviewed and appropriate business action is taken to adjust the exposure to certain counterparties, as necessary. This approach is also used by the Company to estimate its own credit risk on derivative liability positions. The Company adjusted the net fair value of its derivative contracts for estimates of net counterparty credit risk by approximately $36 million and $33 million as of December 31, 2011 and 2010, respectively.
The majority of the Company’s derivatives contain contingencies that relate to the creditworthiness of the Bank. These contingencies, which are contained in industry standard master trading agreements, may be considered events of default. Should the Bank be in default under any of these provisions, the Bank’s counterparties would be permitted under such master agreements to close-out net at amounts that would approximate the then-fair values of the derivatives and the offsetting of the amounts would produce a single sum due by one party to the other. The counterparties would have the right to apply any collateral posted by the Bank against any net amount owed by the Bank. Additionally, certain of the Company’s derivative liability positions, totaling $1.2 billion and $1.1 billion in fair value at December 31, 2011 and 2010, respectively, contain provisions conditioned on downgrades of the Bank’s credit rating. These provisions, if triggered, would either give rise to an ATE that permits the counterparties to close-out net and apply collateral or, where a CSA is present, require the Bank to post additional collateral. Collateral posting requirements generally result from differences in the fair value of the net derivative liability compared to specified collateral thresholds at different ratings levels of the Bank, both of which are negotiated provisions within each CSA. At December 31, 2011, the Bank carried senior long-term debt ratings of A3/BBB+ from three of the major ratings agencies. At the current rating level, ATEs have been triggered for approximately $9 million in fair value liabilities as of December 31, 2011. For illustrative purposes, if the Bank were downgraded to Baa3/BBB-, ATEs would be triggered in derivative liability contracts that had a total fair value of $5 million at December 31, 2011, against which the Bank had posted collateral of $3 million; ATEs do not exist at lower ratings levels. At December 31, 2011, $1.2 billion in fair value of derivative liabilities were subject to CSAs, against which the Bank has posted $1.2 billion in collateral, primarily in the form of cash. If requested by the counterparty pursuant to the terms of the CSA, the Bank would be required to post estimated additional collateral against these contracts at December 31, 2011 of $16 million if the Bank were downgraded to Baa3/BBB-, and any further downgrades to Ba1/BB+ or below would require the posting of an additional $10 million. Such collateral posting amounts may be more or less than the Bank’s estimates based on the specified terms of each CSA as to the timing of a collateral calculation and whether the Bank and its counterparties differ on their estimates of the fair values of the derivatives or collateral.

Notional and Fair Value of Derivative Positions
The following tables present the Company’s derivative positions at December 31, 2011 and 2010. The notional amounts in the tables are presented on a gross basis and have been classified within Asset Derivatives or Liability Derivatives based on the estimated fair value of the individual contract at December 31, 2011 and 2010. Gross positive and gross negative fair value amounts associated with respective notional amounts are presented without consideration of any netting agreements. For contracts constituting a combination of options that contain a written option and a purchased option (such as a collar), the notional amount of each option is presented separately, with the purchased notional amount generally being presented as an Asset Derivative and the written notional amount being presented as a Liability Derivative. The fair value of a combination of options is generally presented as a single value with the purchased notional amount if the combined fair value is positive, and with the written notional amount, if the combined fair value is negative.

	As of December 31, 2011[1]
	Asset Derivatives				Liability Derivatives
(Dollars in millions)	Balance Sheet Classification	Notional Amounts		Fair Value	Balance Sheet Classification	Notional Amounts		Fair Value
Derivatives designated in cash flow hedging relationships [2]
Equity contracts hedging:
Securities AFS	Trading assets	$1,547		$—	Trading liabilities	$1,547		$189
Interest rate contracts hedging:
Floating rate loans	Trading assets	14,850		1,057	Trading liabilities	—		—
Total		16,397		1,057		1,547		189
Derivatives designated in fair value hedging relationships [3]
Interest rate contracts covering:
Securities AFS	Trading assets	—		—	Trading liabilities	450		1
Fixed rate debt	Trading assets	1,000		56	Trading liabilities	—		—
Total		1,000		56		450		1
Derivatives not designated as hedging instruments [4]
Interest rate contracts covering:
Fixed rate debt	Trading assets	437		13	Trading liabilities	60		9
MSRs	Other assets	28,800		472	Other liabilities	2,920		29
LHFS, IRLCs, LHFI-FV	Other assets	2,657		19	Other liabilities	6,228	[5]	54
Trading activity	Trading assets	113,420	[6]	6,226	Trading liabilities	101,042		5,847
Foreign exchange rate contracts covering:
Foreign-denominated debt and commercial loans	Trading assets	33		1	Trading liabilities	460		129
Trading activity	Trading assets	2,532		127	Trading liabilities	2,739		125
Credit contracts covering:
Loans	Trading assets	45		1	Trading liabilities	308		3
Trading activity	Trading assets	1,841	[7]	28	Trading liabilities	1,809	[7]	23
Equity contracts - Trading activity	Trading assets	10,168	[6]	1,013	Trading liabilities	10,445		1,045
Other contracts:
IRLCs and other	Other assets	4,909		84	Other liabilities	139	[8]	22	[8]
Trading activity	Trading assets	207		23	Trading liabilities	203		23
Total		165,049		8,007		126,353		7,309
Total derivatives		$182,446		$9,120		$128,350		$7,499
[1] During 2011, the Company began offsetting cash collateral paid to and received from derivative counterparties when the derivative contracts are subject to ISDA master netting arrangements and meet the derivatives accounting requirements. The effects of offsetting on the Company's Consolidated Balance Sheets as of December 31, 2011 are presented in Note 19, "Fair Value Election and Measurement."
[2] See “Cash Flow Hedges” in this Note for further discussion.
[3] See “Fair Value Hedges” in this Note for further discussion.
[4] See “Economic Hedging and Trading Activities” in this Note for further discussion.
[5] Amount includes $1.2 billion of notional amounts related to interest rate futures. These futures contracts settle in cash daily and therefore, no derivative asset or liability is recognized.
[6] Amounts include $16.7 billion and $0.6 billion of notional related to interest rate futures and equity futures, respectively. These futures contracts settle in cash daily and therefore, no derivative asset or liability is recognized.
[7] Asset and liability amounts include $2 million and $6 million, respectively, of notional from purchased and written credit risk participation agreements, respectively, which notional is calculated as the notional of the derivative participated adjusted by the relevant RWA conversion factor.
[8] Includes a $22 million derivative liability recognized in other liabilities in the Consolidated Balance Sheets, related to a notional amount of $134 million. The notional amount is based on the number of Visa Class B shares, 3.2 million, the conversion ratio from Class B shares to Class A shares, and the Class A share price at the derivative inception date of May 28, 2009. This derivative was established upon the sale of Class B shares in the second quarter of 2009 as discussed in Note 18, “Reinsurance Arrangements and Guarantees.”

	As of December 31, 2010
	Asset Derivatives				Liability Derivatives
(Dollars in millions)	Balance Sheet Classification	Notional Amounts		Fair Value	Balance Sheet Classification	Notional Amounts		Fair Value
Derivatives designated in cash flow hedging relationships [1]
Equity contracts hedging:
Securities AFS	Trading assets	$1,547		$—	Trading liabilities	$1,547		$145
Interest rate contracts hedging:
Floating rate loans	Trading assets	15,350		947	Trading liabilities	500		10
Total		16,897		947		2,047		155
Derivatives not designated as hedging instruments [2]
Interest rate contracts covering:
Fixed rate debt	Trading assets	1,273		41	Trading liabilities	60		4
Corporate bonds and loans		—		—	Trading liabilities	5		—
MSRs	Other assets	20,474		152	Other liabilities	6,480		73
LHFS, IRLCs, LHFI-FV	Other assets	7,269	[3]	92	Other liabilities	2,383		20
Trading activity	Trading assets	132,286	[4]	4,211	Trading liabilities	105,926		3,884
Foreign exchange rate contracts covering:
Foreign-denominated debt and commercial loans	Trading assets	1,083		17	Trading liabilities	495		128
Trading activity	Trading assets	2,691		92	Trading liabilities	2,818		91
Credit contracts covering:
Loans	Trading assets	15		—	Trading liabilities	227		2
Trading activity	Trading assets	1,094	[5]	39	Trading liabilities	1,039	[5]	34
Equity contracts - Trading activity	Trading assets	5,010	[4]	583	Trading liabilities	8,012		730
Other contracts:
IRLCs and other	Other assets	2,169		18	Other liabilities	2,196	[6]	42	[6]
Trading activity	Trading assets	111		11	Trading liabilities	111		11
Total		173,475		5,256		129,752		5,019
Total derivatives		$190,372		$6,203		$131,799		$5,174
[1] See “Cash Flow Hedges” in this Note for further discussion.
[2] See “Economic Hedging and Trading Activities” in this Note for further discussion.
[3] Amount includes $1.4 billion of notional amounts related to interest rate futures. These futures contracts settle in cash daily and therefore, no derivative asset or liability is recognized.
[4] Amounts include $25.0 billion and $0.5 billion of notional related to interest rate futures and equity futures, respectively. These futures contracts settle in cash daily and therefore, no derivative asset or liability is recognized.
[5] Asset and liability amounts include $1 million and $8 million, respectively, of notional from purchased and written interest rate swap risk participation agreements, respectively, which notional is calculated as the notional of the interest rate swap participated adjusted by the relevant RWA conversion factor.
[6] Includes a $23 million derivative liability recognized in other liabilities in the Consolidated Balance Sheets, related to a notional amount of $134 million. The notional amount is based on the number of Visa Class B shares, 3.2 million, the conversion ratio from Class B shares to Class A shares, and the Class A share price at the derivative inception date of May 28, 2009. This derivative was established upon the sale of Class B shares in the second quarter of 2009 as discussed in Note 18, “Reinsurance Arrangements and Guarantees.”

Impact of Derivatives on the Consolidated Statements of Income/(Loss) and Shareholders’ Equity
The impacts of derivatives on the Consolidated Statements of Income/(Loss) and the Consolidated Statements of Shareholders’ Equity for the years ended December 31, 2011, 2010, and 2009 are presented below. The impacts are segregated between those derivatives that are designated in hedging relationships and those that are used for economic hedging or trading purposes, with further identification of the underlying risks in the derivatives and the hedged items, where appropriate. The tables do not disclose the financial impact of the activities that these derivative instruments are intended to hedge, for both economic hedges and those instruments designated in formal, qualifying hedging relationships.

	Year Ended December 31, 2011
(Dollars in millions)	Amount of pre-tax gain/(loss) recognized in OCI on Derivatives (Effective Portion)	Classification of gain reclassified from AOCI into Income (Effective Portion)	Amount of pre-tax gain reclassified from AOCI into Income (Effective Portion) [1]
Derivatives in cash flow hedging relationships
Equity contracts hedging Securities AFS	($46)		$—
Interest rate contracts hedging Floating rate loans	730	Interest and fees on loans	423
Total	$684		$423
[1] During the year ended December 31, 2011, the Company also reclassified $202 million in pre-tax gains from AOCI into net interest income. These gains related to hedging relationships that have been previously terminated or de-designated.

	Year Ended December 31, 2011
(Dollars in millions)	Amount of gain on Derivatives recognized in Income	Amount of loss on related Hedged Items recognized in Income	Amount of loss recognized in Income on Hedges (Ineffective Portion)
Derivatives in fair value hedging relationships[1]
Interest rate contracts hedging Fixed rate debt	$51	($52)	($1)
[1] Amounts are recognized in trading income/(loss) in the Consolidated Statements of Income/(Loss).

(Dollars in millions)	Classification of gain/(loss) recognized in Income on Derivatives	Amount of gain/(loss) recognized in Income on Derivatives for the Year Ended December 31, 2011
Derivatives not designated as hedging instruments
Interest rate contracts covering:
Fixed rate debt	Trading income/(loss)	($5)
MSRs	Mortgage servicing related income	572
LHFS, IRLCs, LHFI-FV	Mortgage production related (loss)/income	(281)
Trading activity	Trading income/(loss)	113
Foreign exchange rate contracts covering:
Foreign-denominated debt and commercial loans	Trading income/(loss)	(4)
Trading activity	Trading income/(loss)	18
Credit contracts covering:
Loans	Trading income/(loss)	(1)
Other	Trading income/(loss)	15
Equity contracts - trading activity	Trading income/(loss)	(3)
Other contracts:
IRLCs	Mortgage production related (loss)/income	355
Total		$779

The impacts of derivatives on the Consolidated Statements of Income/(Loss) and the Consolidated Statements of Shareholders’ Equity for the year ended December 31, 2010 are presented below:

	Year Ended December 31, 2010
(Dollars in millions)	Amount of pre-tax gain recognized in OCI on Derivatives (Effective Portion)	Classification of gain reclassified from AOCI into Income (Effective Portion)	Amount of pre-tax gain reclassified from AOCI into Income (Effective Portion) [1]
Derivatives in cash flow hedging relationships
Equity contracts hedging Securities AFS	($101)		$—
Interest rate contracts hedging Floating rate loans	903	Interest and fees on loans	487
Total	$802		$487
[1] During the year ended December 31, 2010, the Company also reclassified $130 million in pre-tax gains from AOCI into net interest income. These gains related to hedging relationships that have been previously terminated or de-designated.

(Dollars in millions)	Classification of gain/(loss) recognized in Income on Derivatives	Amount of gain/(loss) recognized in Income on Derivatives for the Year Ended December 30, 2010
Derivatives not designated as hedging instruments
Interest rate contracts covering:
Fixed rate debt	Trading income/(loss)	($64)
Corporate bonds and loans	Trading income/(loss)	(1)
MSRs	Mortgage servicing related income	444
LHFS, IRLCs, LHFI-FV	Mortgage production related (loss)/income	(176)
Trading activity	Trading income/(loss)	304
Foreign exchange rate contracts covering:
Foreign-denominated debt and commercial loans	Trading income/(loss)	(94)
Trading activity	Trading income/(loss)	7
Credit contracts covering:
Loans	Trading income/(loss)	(2)
Trading activity	Trading income/(loss)	10
Equity contracts - trading activity	Trading income/(loss)	(53)
Other contracts:
IRLCs	Mortgage production related (loss)/income	392
Total		$767

The impacts of derivatives on the Consolidated Statements of Income/(Loss) and the Consolidated Statements of Shareholders’ Equity for the year ended December 31, 2009 are presented below:

	Year Ended December 31, 2009
(Dollars in millions)	Amount of pre-tax gain/(loss) recognized in OCI on Derivatives (Effective Portion)	Classification of gain/(loss) reclassified from AOCI into Income (Effective Portion)	Amount of pre-tax gain/(loss)reclassified from AOCI into Income (Effective Portion) [1]
Derivatives in cash flow hedging relationships
Equity contracts hedging Securities AFS	($296)		$—
Interest rate contracts hedging:
Floating rate loans	99	Interest and fees on loans	503
Floating rate CDs	(1)	Interest on deposits	(47)
Floating rate debt	—	Interest on long-term debt	(1)
Total	($198)		$455
[1] During the year ended December 31, 2009, the Company reclassified $31 million in pre-tax gains from AOCI into net interest income. These gains related to hedging relationships that have been previously terminated or de-designated.

(Dollars in millions)	Classification of gain/(loss) recognized in Income on Derivatives	Amount of gain/(loss) recognized in Income on Derivatives for the Year Ended December 31, 2009
Derivatives not designated as hedging instruments
Interest rate contracts covering:
Fixed rate debt	Trading income/(loss)	($61)
Corporate bonds and loans	Trading income/(loss)	7
MSRs	Mortgage servicing related income	(88)
LHFS, IRLCs, LHFI-FV	Mortgage production related (loss)/income	(75)
Trading activity	Trading income/(loss)	46
Foreign exchange rate contracts covering:
Foreign-denominated debt and commercial loans	Trading income/(loss)	72
Trading activity	Trading income/(loss)	(4)
Credit contracts covering:
Loans	Trading income/(loss)	(20)
Equity contracts - trading activity	Trading income/(loss)	23
Other contracts:
IRLCs	Mortgage production related (loss)/income	630
Trading activity	Trading income/(loss)	3
Total		$533

Credit Derivatives
As part of its trading businesses, the Company enters into contracts that are, in form or substance, written guarantees: specifically, CDS, swap participations, and TRS. The Company accounts for these contracts as derivatives and, accordingly, recognizes these contracts at fair value, with changes in fair value recognized in trading income/(loss) in the Consolidated Statements of Income/(Loss).
The Company writes CDS, which are agreements under which the Company receives premium payments from its counterparty for protection against an event of default of a reference asset. In the event of default under the CDS, the Company would either net cash settle or make a cash payment to its counterparty and take delivery of the defaulted reference asset, from which the Company may recover all, a portion, or none of the credit loss, depending on the performance of the reference asset. Events of default, as defined in the CDS agreements, are generally triggered upon the failure to pay and similar events related to the issuer(s) of the reference asset. As of December 31, 2011 and 2010, all written CDS contracts reference single name corporate credits or corporate credit indices. When the Company has written CDS, it has generally entered into offsetting CDS for the underlying reference asset, under which the Company paid a premium to its counterparty for protection against an event of default on the reference asset. The counterparties to these purchased CDS are generally of high creditworthiness and typically have ISDA master agreements in place that subject the CDS to master netting provisions, thereby mitigating the risk of non-payment to the Company. As such, at December 31, 2011 and 2010, the Company did not have any significant risk of making a non-recoverable payment on any written CDS. During 2011 and 2010, the only instances of default on written CDS were driven by credit indices with constituent credit default. In all cases where the Company made resulting cash payments to settle, the Company collected like amounts from the counterparties to the offsetting purchased CDS. At December 31, 2011 and 2010, the written CDS had remaining terms ranging from one year to nine years and two months to five years, respectively. The maximum guarantees outstanding at December 31, 2011 and 2010, as measured by the gross notional amounts of written CDS, were $167 million and $99 million, respectively. At December 31, 2011 and 2010, the gross notional amounts of purchased CDS contracts, which represent benefits to, rather than obligations of, the Company, were $175 million and $87 million, respectively. The fair values of written CDS were $4 million and $3 million at December 31, 2011 and 2010 and the fair values of purchased CDS were $6 million and less than $1 million at December 31, 2011 and 2010.
The Company writes risk participations, which are credit derivatives, whereby the Company has guaranteed payment to a dealer counterparty in the event that the counterparty experiences a loss on a derivative, such as an interest rate swap, due to a failure to pay by the counterparty’s customer (the “obligor”) on that derivative. The Company monitors its payment risk on its risk participations by monitoring the creditworthiness of the obligors, which is based on the normal credit review process the Company would have performed had it entered into the derivatives directly with the obligors. The obligors are all corporations or partnerships. However, the Company continues to monitor the creditworthiness of its obligors and the likelihood of payment could change at any time due to unforeseen circumstances. To date, no material losses have been incurred related to the Company’s written risk participations. At December 31, 2011 and 2010, the remaining terms on these risk participations generally ranged from one month to seven years and one month to eight years, respectively, with a weighted average on the maximum estimated exposure of 3.5 years and 3.1 years, respectively. The Company’s maximum estimated exposure to written risk participations, as measured by projecting a maximum value of the guaranteed derivative instruments based on interest rate curve simulations and assuming 100% default by all obligors on the maximum values, was approximately $57 million and $74 million at December 31, 2011 and 2010, respectively. The fair values of the written risk participations were not material at both December 31, 2011 and 2010. As part of its trading activities, the Company may enter into purchased risk participations, but such activity is not matched, as discussed herein related to CDS or TRS.
The Company has also entered into TRS contracts on loans. The Company’s TRS business consists of matched trades, such that when the Company pays depreciation on one TRS, it receives the same amount on the matched TRS. As such, the Company does not have any long or short exposure, other than credit risk of its counterparty which is mitigated through collateralization. The Company typically receives initial cash collateral from the counterparty upon entering into the TRS and is entitled to additional collateral if the fair value of the underlying reference assets deteriorate. At December 31, 2011 and 2010, there were $1.6 billion and $969 million of outstanding and offsetting TRS notional balances, respectively. The fair values of the TRS derivative assets and liabilities at December 31, 2011 were $20 million and $17 million, respectively, and related collateral held at December 31, 2011 was $285 million. The fair values of the TRS derivative assets and liabilities at December 31, 2010 were $34 million and $32 million, respectively, and related collateral held at December 31, 2010 was $268 million.

Cash Flow Hedges
The Company utilizes a comprehensive risk management strategy to monitor sensitivity of earnings to movements in interest rates. Specific types of funding and principal amounts hedged are determined based on prevailing market conditions and the shape of the yield curve. In conjunction with this strategy, the Company may employ various interest rate derivatives as risk management tools to hedge interest rate risk from recognized assets and liabilities or from forecasted transactions. The terms and notional amounts of derivatives are determined based on management’s assessment of future interest rates, as well as other factors. At December 31, 2011, the Company’s outstanding interest rate hedging relationships include interest rate swaps that have been designated as cash flow hedges of probable forecasted transactions related to recognized floating rate loans.
Interest rate swaps have been designated as hedging the exposure to the benchmark interest rate risk associated with floating rate loans. At December 31, 2011 and 2010, the maximum range of hedge maturities for hedges of floating rate loans was one to six years, with the weighted average being 3.4 years and 3.5 years, respectively. Ineffectiveness on these hedges was not material during the years ended December 31, 2011 and 2010. As of December 31, 2011, $304 million, net of tax, of the deferred net gains on derivatives that are recognized in AOCI are expected to be reclassified to net interest income over the next twelve months in connection with the recognition of interest income on these hedged items.
During the third quarter of 2008, the Company executed The Agreements on 30 million common shares of Coke. A consolidated subsidiary of SunTrust owns 22.9 million Coke common shares and a consolidated subsidiary of the Bank owns 7.1 million Coke common shares. These two subsidiaries entered into separate derivative contracts on their respective holdings of Coke common shares with a large, unaffiliated financial institution (the “Counterparty”). Execution of The Agreements (including the pledges of the Coke common shares pursuant to the terms of The Agreements) did not constitute a sale of the Coke common shares under U.S. GAAP for several reasons, including that ownership of the common shares was not legally transferred to the Counterparty. The Agreements were zero-cost equity collars at inception, which caused the Agreements to be derivatives in their entirety. The Company has designated The Agreements as cash flow hedges of the Company’s probable forecasted sales of its Coke common shares, which are expected to occur between 6.5 years and 7 years from The Agreements’ effective date, for overall price volatility below the strike prices on the floor (purchased put) and above the strike prices on the ceiling (written call). Although the Company is not required to deliver its Coke common shares under The Agreements, the Company has asserted that it is probable that it will sell all of its Coke common shares at or around the settlement date of The Agreements. The Federal Reserve’s approval for Tier 1 capital treatment was significantly based on this expected disposition of the Coke common shares under The Agreements or in another market transaction. Both the sale and the timing of such sale remain probable to occur as designated. At least quarterly, the Company assesses hedge effectiveness and measures hedge ineffectiveness with the effective portion of the changes in fair value of The Agreements recognized in AOCI and any ineffective portions recognized in trading income/(loss). None of the components of The Agreements’ fair values are excluded from the Company’s assessments of hedge effectiveness. Potential sources of ineffectiveness include changes in market dividends and certain early termination provisions. The Company recognized ineffectiveness gains of $2 million during both years ended December 31, 2011 and 2010. Ineffectiveness gains were recognized in trading income/(loss). Other than potential measured hedge ineffectiveness, no amounts are expected to be reclassified from AOCI over the next twelve months and any remaining amounts recognized in AOCI will be reclassified to earnings when the probable forecasted sales of the Coke common shares occur.

Fair Value Hedges
During 2011, the Company entered into interest rate swap agreements, as part of the Company’s risk management objectives for hedging its exposure to changes in fair value due to changes in interest rates. These hedging arrangements include converting Company issued fixed rate senior long-term debt and fixed rate U.S. Treasury securities AFS to floating rates. Consistent with this objective, the Company reflects the accrued contractual interest on the hedged item and the related swaps as part of current period interest. There were no components of derivative gains or losses excluded in the Company’s assessment of hedge effectiveness related to the fair value hedges.

Economic Hedging and Trading Activities
In addition to designated hedging relationships, the Company also enters into derivatives as an end user as a risk management tool to economically hedge risks associated with certain non-derivative and derivative instruments, along with entering into derivatives in a trading capacity with its clients.
The primary risks that the Company economically hedges are interest rate risk, foreign exchange risk, and credit risk. Economic hedging objectives are accomplished by entering into offsetting derivatives either on an individual basis, or collectively on a macro basis, and generally accomplish the Company’s goal of mitigating the targeted risk. To the extent that specific derivatives are associated with specific hedged items, the notional amounts, fair values, and gains/(losses) on the derivatives are illustrated in the tables in this footnote.

•	The Company utilizes interest rate derivatives to mitigate exposures from various instruments.

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The Company is subject to interest rate risk on its fixed rate debt. As market interest rates move, the fair value of the Company’s debt is affected. To protect against this risk on certain debt issuances that the Company has elected to carry at fair value, the Company has entered into pay variable-receive fixed interest rate swaps that decrease in value in a rising rate environment and increase in value in a declining rate environment.

◦
The Company is exposed to risk on the returns of certain of its brokered deposits that are carried at fair value. To hedge against this risk, the Company has entered into interest rate derivatives that mirror the risk profile of the returns on these instruments.

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The Company is exposed to interest rate risk associated with MSRs, which the Company hedges with a combination of mortgage and interest rate derivatives, including forward and option contracts, futures, and forward rate agreements.

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The Company enters into mortgage and interest rate derivatives, including forward contracts, futures, and option contracts to mitigate interest rate risk associated with IRLCs, mortgage LHFS, and mortgage LHFI reported at fair value.

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The Company is exposed to foreign exchange rate risk associated with certain senior notes denominated in euros and pound sterling. This risk is economically hedged with cross currency swaps, which receive either euros or pound sterling and pay U.S. dollars. Interest expense on the Consolidated Statements of Income/(Loss) reflects only the contractual interest rate on the debt based on the average spot exchange rate during the applicable period, while fair value changes on the derivatives and valuation adjustments on the debt are both recognized within trading income/(loss).

•	The Company enters into CDS to hedge credit risk associated with certain loans held within its CIB line of business.

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Trading activity, as illustrated in the tables within this footnote, primarily includes interest rate swaps, equity derivatives, CDS, futures, options and foreign currency contracts. These derivatives are entered into in a dealer capacity to facilitate client transactions or are utilized as a risk management tool by the Company as an end user in certain macro-hedging strategies. The macro-hedging strategies are focused on managing the Company’s overall interest rate risk exposure that is not otherwise hedged by derivatives or in connection with specific hedges and, therefore, the Company does not specifically associate individual derivatives with specific assets or liabilities.